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                                STI CLASSIC FUNDS

                       STI CLASSIC INTERMEDIATE BOND FUND

                       SUPPLEMENT DATED FEBRUARY 16, 2006
         TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2005

In the "INVESTMENT LIMITATIONS" section, the non-fundamental investment policy of the STI Classic Intermediate Bond Fund which states that the Fund may not invest, at the time of purchase, more than 15% of its assets in securities rated Baa by Moody's or BBB by S&P has been removed.

The Fund is authorized to invest without limitation in fixed income securities rated BBB or Baa, or, if unrated, determined by the Adviser to be of comparable investment quality.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE